EXHIBIT 4B

                      BYLAWS OF THE REGISTRANT
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                      BYLAWS OF THE REGISTRANT

Incorporated by Reference to the Registrant's Registration Statement on Form S-4, Commission File No. 33-16652 filed on February 23, 1988.